UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2022 (April 8, 2022)

Virgin Group Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40263	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Bleecker Street, 6th Floor New York, New York		10012
(Address of principal executive offices)		(Zip Code)

+1 (212) 497-9050

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	VGII.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VGII	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VGII.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 8, 2022, Virgin Group Acquisition Corp. II (the “Company”) amended its existing unsecured promissory note to Virgin Group Acquisition Sponsor II LLC (the “Sponsor”), dated as of September 28, 2021 (the “Original Note”), to increase the aggregate principal amount from $1,000,000 to $1,500,000 (the “Amended Note”). The proceeds of the Amended Note, which may be drawn down from time to time until the Company consummates its initial business combination, will be used for general working capital purposes.

The Amended Note bears no interest and is payable in full upon the earlier to occur of (i) March 22, 2023 or (ii) the consummation of the Company’s initial business combination. A failure to pay the principal within five business days of the date specified above or the commencement of a voluntary or involuntary bankruptcy action shall be deemed an event of default, in which case the Sponsor may declare the Amended Note due and payable immediately. The issuance of the Original Note, and the amendment to the Original Note, were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note dated September 28, 2021, issued by Virgin Group Acquisition Corp. II to Virgin Group Acquisition Sponsor II LLC (incorporated by reference to Exhibit 10.12 to Virgin Group Acquisition Corp. II’s Annual Report on Form 10-K filed on February 24, 2022)
10.2	Amendment dated April 8, 2022, to Promissory Note dated September 28, 2021, issued by Virgin Group Acquisition Corp. II to Virgin Group Acquisition Sponsor II LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2022	VIRGIN GROUP ACQUISITION CORP. II

	By:	/s/ Evan Lovell
	Name:	Evan Lovell
	Title:	Chief Financial Officer